     As filed with the Securities and Exchange Commission on March 7, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                 Investment Company Act file number 811-21764

                            WINTERGREEN FUND, INC.
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

                          Simon D. Collier, President
                              Two Portland Square
                              Portland, ME 04101
                                 207-553-7110

                  Date of fiscal year end: DECEMBER 31, 2006

         Date of reporting period: JANUARY 1, 2006 - DECEMBER 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

[LOGO]
WINTERGREEN
   FUND


                                                                  ANNUAL REPORT

                                                         WINTERGREEN FUND, INC.

                                                              DECEMBER 31, 2006

                                                        WWW.WINTERGREENFUND.COM

                               TABLE OF CONTENTS


          A Message to Our Shareholders                            1

          Financial Highlights                                     5

          Performance Chart and Analysis (Unaudited)               6

          Portfolio Profile (Unaudited)                            7

          Statement of Investments                                 8

          Statement of Assets and Liabilities                     12

          Statement of Operations                                 13

          Statements of Changes in Net Assets                     14

          Notes to Financial Statements                           15

          Report of Independent Registered Public Accounting Firm 21

          Additional Information (Unaudited)                      22

WINTERGREEN FUND, INC.
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006

               THERE IS A GREAT DEAL OF HUMAN NATURE IN PEOPLE.
                                                                     MARK TWAIN

Dear Fellow Shareholder,

Wintergreen Advisers is delighted with the Fund's first full year of operations, with a 20.1% return to our fellow shareholders. We accumulated our compelling portfolio as the underlying investments became available at market prices that were in line with our purchase criteria. We believe we have taken little risk in accomplishing attractive returns.

2006 was a busy year. Wintergreen Fund grew from $54.7 million to more than $596 million. We are pleased with this growth and we are ready for the future. The Fund performed well against its benchmark, outperforming the Standard and Poor's 500 Composite Index (+15.8%). The Fund had broad strength throughout the portfolio, with over 87% of the securities posting positive returns. Notable gainers in the portfolio included Genting Bhd (+41.2%), Swatch Group AG (+38.0%) and Shun Tak Holdings Ltd. (+32.2%).

On the opposite end of the spectrum, we were disappointed with results from Elizabeth Arden and A P Moller-Maersk. We sold both securities in 2006 and redeployed the capital to more interesting situations. The Fund's large cash position throughout the year also impacted returns, despite the increases in interest rates during the early part of 2006. We expect that the Fund's cash position will continue to decrease over time, but there will always be a cash reserve to enable the Fund to buy securities when others panic and then start selling. It is during these times of crisis that one can often find the most interesting value situations.

Over the holidays, I was given a book, "The Wit and Wisdom of Mark Twain." Born Samuel Clemens in 1835, Mark Twain became one of America's most beloved authors. He was able to capture elements of human nature that still ring true today. These ideas are in many ways the backdrop to life experiences. Included throughout this letter are some familiar Mark Twain quotes, which help to illustrate some of these points.

INDEPENDENCE...IS LOYALTY TO ONE'S BEST SELF AND PRINCIPLES, AND THIS IS OFTEN
                      DISLOYALTY TO THE GENERAL IDOLS...

One of the first things to keep in mind with Wintergreen Fund is that it is intended to be the antithesis of an index fund. We embrace the flexibility of our investment mandate and search globally for compelling assets which can be acquired at meaningful discounts. This approach gives us the ability to be agnostic with respect to geography, market capitalization, sector, and security type. Wintergreen does not have narrow index-related investment restrictions that are common with many mutual funds (whether written or unwritten); however, we do measure the risk of our investments in several ways.

Wintergreen approaches each investment decision much like insurance underwriters view their decisions on what risks to take. Wintergreen likes solid long-term upside potential with minimal downside risk. We anticipate 'quotation risk' which is simply an acknowledgement that the market will have swings in security

WINTERGREEN FUND, INC.
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006

trading prices that do not reflect any change in the underlying investment. These often inexplicable market movements are frequently good news for Wintergreen, for they create the opportunity for the Fund to acquire additional securities at attractive prices.

Wintergreen focuses on the economics of the underlying businesses of our portfolio holdings. This analysis includes many securities that are outside of any index. For this reason, our Fund does not fit easily within the investment grids that are a popular asset allocation tool. The investment grids are frequently referenced to illustrate how closely many fund's performance and risk track a particular index. Hedge funds are an investment opportunity for many investors who want something other than an index or index-like fund. The problem for these investors is that hedge funds are generally structured with an annual advisory fee (2% of assets plus 20% of the annual profits) that encourages greater risk through the use of leverage and/or frenzied portfolio trading that is generally inconsistent with long-term global value investing. This is not to say that index funds or hedge funds are bad ideas. Wintergreen Fund is very different and has been described as an alternative to both the standard index hugging fund and the standard high fee alternative investment.

                        WE ARE ALL ALIKE ON THE INSIDE.

Many of our investments anticipate that people will repeat certain patterns of behavior. Every day we are thirsty. Wintergreen Fund owns shares in Coca-Cola FEMSA, a Coca-Cola bottling company in Mexico with extensive operations in Latin America. Coca-Cola FEMSA is run by an extremely talented management team, who have transformed the company into what we believe is a great bottler, with both high margins and the ability to continue to increase sales.

People also want to have clean clothes to wear. We want to look and smell good, and when we need glue, we want it to stick. Wintergreen has invested in Henkel, a company domiciled in Germany with global operations. Henkel manufactures soap, cosmetics, and glue. We believe Henkel's management is committed to operating the company more efficiently and that they will accomplish this goal over time.

                    TRAVEL IS FATAL TO...NARROW-MINDEDNESS.

A couple of months ago, I returned to Japan to visit a number of interesting companies. Each time I return, I am struck by the fact that Japan is a country with one of the world's great economies based on significant human capital and precious few natural resources. Japan Tobacco is the Fund's largest international investment. This company has made progress in improving their efficiency and globalizing their business. Japan Tobacco does not do business in the United States, but has been expanding throughout both Eastern and Western Europe, and Asia. Having said this, we recognize that smoking is harmful to human health and we are not suggesting that our dear readers smoke.

WINTERGREEN FUND, INC.
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006


 THERE IS NO ACT, LARGE OR SMALL, FINE OR MEAN, WHICH SPRINGS FROM ANY MOTIVE
  BUT THE ONE -- THE NECESSITY OF APPEASING AND CONTENTING ONE'S OWN SPIRIT.

The quality of corporate management really does matter. As we invest around the world we find it continues to be true that the selection of the people who are running companies makes a huge difference. The same is true in your neighborhood. The quality of the restaurant, shop, school, or business of any kind is determined in large part by the tone and style of those who run the business, and often one of the best predictors of future behavior is past acts.

We believe that Imperial Tobacco Group is one of the best managed companies in the world, consistently delivering superior returns, and shrewdly allocating shareholder capital. Imperial's management is flexible in their efforts to identify and implement winning strategies including acquiring companies, continually improving operations, raising their dividend, buying back stock, and acquiring brand names. We believe Imperial has created a very high standard against which to judge other corporate management.

A HUMAN BEING HAS A NATURAL DESIRE TO HAVE MORE OF A GOOD THING THAN HE NEEDS.

It has been our experience that as a general rule, women like diamonds and men like to buy diamonds for the women they love. For the receiver of a diamond, bigger is often viewed as better. For all of the Fund's investors, this is good news. The Fund has an investment in Anglo American which is the largest shareholder in De Beers, the dominant diamond company in the world. With increasing wealth in China, we believe there will be a growing preference for diamonds to accompany the traditional gift of jade.

Anglo American also has a significant position in platinum, a metal with both industrial and jewelry applications, as well as holdings in gold, base metals, coal, and aggregates. The company is in the process of optimizing its portfolio of assets, buying back stock, and paying dividends. The Board of Directors appears to function in a very rational, shareholder friendly manner.

                   WAGNER'S MUSIC IS BETTER THAN IT SOUNDS.

We worry about the debt financed activities of some Western companies and countries. The implications of increased debt are too big to ignore. At the same time there is an increase in wealth in many other parts of the world. Wintergreen Fund remains flexible and ready to invest internationally in wealth creating opportunities. We anticipate at some point in time there will be a return of the bankruptcy cycle and opportunities to participate in the resulting restructurings.

WINTERGREEN FUND, INC.
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006


                  TO BELIEVE YOUR SELF BRAVE IS TO BE BRAVE.

It does take both bravery and mental commitment to be a global value investor who ventures beyond an index tracking fund. We thank you for your bravery and your investment in Wintergreen Fund. All of us at Wintergreen Advisers are investors in Wintergreen Fund and we are enthusiastic for what lies ahead. As we look forward to 2007 and beyond, we continue to be encouraged by the investment opportunities we see around the world. These opportunities, combined with our flexible mandate, enables us to have the tools we need to continue the Fund's progress. We encourage you to keep informed of our activities by visiting our website.

                            www.WintergreenFund.com

Thank you for joining us on this long-term global investment journey.

Best Regards,

/s/ David J. Winters
David J. Winters, CFA
Portfolio Manager

WINTERGREEN FUND, INC.
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period:

                                                                               October 17, 2005(a)
                                                                Year Ended           through
                                                             December 31, 2006  December 31, 2005
                                                             ----------------- -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $  10.23            $ 10.00
                                                                 --------            -------
INVESTMENT OPERATIONS
 Net investment income(b)                                            0.11               0.02
 Net realized and unrealized gain on investments and foreign
   currency transactions                                             1.94               0.22
                                                                 --------            -------
Total from Investment Operations                                     2.05               0.24
                                                                 --------            -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                              (0.07)             (0.01)
                                                                 --------            -------
Total Distributions to Shareholders                                 (0.07)             (0.01)
                                                                 --------            -------
Redemption fees(b)                                                   0.00(c)              --
                                                                 --------            -------
NET ASSET VALUE, END OF PERIOD                                   $  12.21            $ 10.23
                                                                 ========            =======
TOTAL RETURN(D)                                                     20.10%              2.41%

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                      $596,153            $54,704
Ratios to Average Net Assets:(e)
 Net investment income                                               0.97%              1.02%
                                                                 --------            -------
 Net expense, excluding dividend expense                             1.91%              1.95%
 Dividend expense                                                    0.03%              0.00%
                                                                 --------            -------
Total Net Expense                                                    1.94%              1.95%
                                                                 ========            =======
 Gross expense, excluding dividend expense                           1.97%              6.97%
 Dividend expense                                                    0.03%              0.00%
                                                                 --------            -------
Total Gross Expense(f)                                               2.00%              6.97%
                                                                 ========            =======
PORTFOLIO TURNOVER RATE                                                13%                 0%

----------------------------------------------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Less than $0.01 per share.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers and/or reimbursements.

                                             See Notes to Financial Statements.

WINTERGREEN FUND, INC.
PERFORMANCE CHART AND ANALYSIS (Unaudited)
DECEMBER 31, 2006

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Wintergreen Fund, Inc. (the "Fund"), compared with a broad-based securities market index. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns while the total return of the index does not include expenses. The Fund is professionally managed while the index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (888) 468-6473. SHARES REDEEMED OR EXCHANGED WITHIN SIXTY DAYS OF PURCHASE WILL BE CHARGED A FEE OF 2.00% SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                         SINCE INCEPTION
       AVERAGE ANNUAL TOTAL RETURN ON 12/31/06: ONE YEAR   (10/17/05)
       ---------------------------------------- -------- ---------------
                Wintergreen Fund, Inc.           20.10%       18.73%
                S&P 500 Index                    15.79%       17.91%

                                    [CHART]

                Wintergreen Fund, Inc.            S&P 500 Index
                ---------------------             -------------
10/17/2005            10,000                           10,000
10/31/2005            10,010                           10,146
11/30/2005            10,060                           10,530
12/31/2005            10,241                           10,533
1/31/2006             10,601                           10,812
2/28/2006             10,661                           10,842
3/31/2006             10,822                           10,977
4/30/2006             11,042                           11,124
5/31/2006             10,731                           10,804
6/30/2006             10,703                           10,819
7/31/2006             10,984                           10,885
8/31/2006             11,165                           11,144
9/30/2006             11,065                           11,431
10/31/2006            11,567                           11,804
11/30/2006            11,979                           12,028
12/31/2006            12,299                           12,197

WINTERGREEN FUND, INC.
PORTFOLIO PROFILE (Unaudited)
DECEMBER 31, 2006

       % OF TOTAL NET ASSETS


                                     [CHART]

United States                                25.6%
Short-Term Investments                       18.3%
United Kingdom                               11.4%
Hong Kong                                    11.1%
Japan                                         9.1%
Switzerland                                   6.6%
Canada                                        4.9%
Malaysia                                      2.8%
Norway                                        2.4%
Germany                                       2.2%
Italy                                         1.4%
Other Asset and Liabilities*                  1.2%
South Korea                                   1.1%
Liechtenstein                                 1.0%
Mexico                                        0.9%

                      % OF TOTAL NET ASSETS
                      Consumer Discretionary         5.9%
                      Consumer Staples              27.6%
                      Diversified                    9.3%
                      Energy                         6.3%
                      Financials                    18.1%
                      Industrials                    3.2%
                      Materials                      6.7%
                      Short-Term Investments        18.3%
                      Technology                     3.4%
                      Other Assets and Liabilities*  1.2%

                            TOP TEN EQUITY HOLDINGS
                                                    % OF TOTAL
                  ISSUER                            NET ASSETS
                  Japan Tobacco Inc.                   9.1%
                  Consolidated-Tomoka Land Co.         6.6%
                  Jardine Matheson Holdings Ltd.       4.9%
                  Imperial Tobacco Group plc           4.4%
                  Reynolds American Inc.               3.6%
                  Current Communications Group, LLC    3.4%
                  HSBC Holdings plc                    3.3%
                  Weyerhaeuser Co.                     3.1%
                  Anglo American plc                   2.8%
                  Genting Bhd                          2.3%

----------------------------------------
*  Includes securities sold short.

WINTERGREEN FUND, INC.
STATEMENT OF INVESTMENTS
DECEMBER 31, 2006

 INDUSTRY
-----------

  SHARES           SECURITY DESCRIPTION           COUNTRY         COST      FAIR VALUE
----------- ---------------------------------- -------------- ------------ ------------

LONG POSITIONS -- 98.8%

COMMON STOCK -- 79.5%
BANKS -- 4.3%
  1,070,644 HSBC Holdings plc                  United Kingdom $ 18,556,746 $ 19,628,175
      1,325 Liechtensteinische Landesbank AG   Liechtenstein     1,073,168    1,147,210
     18,390 Verwaltungs-und Privat-Bank AG     Liechtenstein     3,986,066    4,905,006
                                                              ------------ ------------
                                                                23,615,980   25,680,391
                                                              ------------ ------------
BEVERAGES -- 2.3%
    142,941 Coca-Cola FEMSA, S.A. de C.V. ADR  Mexico            4,784,227    5,431,758
    824,946 Davide Campari-Milano S.p.A.       Italy             7,550,921    8,178,133
                                                              ------------ ------------
                                                                12,335,148   13,609,891
                                                              ------------ ------------
BUILDING MATERIALS -- 1.1%
     64,436 Martin Marietta Materials Inc.     United States     5,136,280    6,695,545
                                                              ------------ ------------
CHEMICALS -- 0.4%
      2,492 Givaudan SA                        Switzerland       2,019,428    2,306,915
                                                              ------------ ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.8%
    969,206 Acta Holding ASA                   Norway            4,505,084    5,129,884
    194,510 UBS AG                             Switzerland      10,389,360   11,820,653
                                                              ------------ ------------
                                                                14,894,444   16,950,537
                                                              ------------ ------------
DIVERSIFIED OPERATIONS -- 9.3%
 13,683,011 Galaxy Entertainment Group Ltd.(a) Hong Kong        14,219,970   12,806,438
  1,369,228 Jardine Matheson Holdings Ltd.     Hong Kong        25,000,732   29,301,479
    440,456 Swire Pacific Ltd., Class A        Hong Kong         4,682,551    4,731,124
  4,187,935 Swire Pacific Ltd., Class B        Hong Kong         8,072,072    8,549,993
                                                              ------------ ------------
                                                                51,975,325   55,389,034
                                                              ------------ ------------
ENTERTAINMENT -- 0.5%
    722,716 Resorts World Bhd                  Malaysia          2,338,006    2,987,021
                                                              ------------ ------------
FOOD -- 2.0%
      5,014 Lotte Confectionery Co. Ltd.(a)    South Korea       6,529,309    6,530,614
     96,340 Orkla ASA                          Norway            4,563,527    5,454,549
                                                              ------------ ------------
                                                                11,092,836   11,985,163
                                                              ------------ ------------

See Notes to Financial Statements.

WINTERGREEN FUND, INC.
STATEMENT OF INVESTMENTS
DECEMBER 31, 2006

 INDUSTRY
-----------

  SHARES             SECURITY DESCRIPTION              COUNTRY         COST      FAIR VALUE
----------- --------------------------------------- -------------- ------------ ------------

FOREST PRODUCTS & PAPER -- 3.1%
    259,709 Weyerhaeuser Co.                        United States  $ 17,633,301 $ 18,348,441
                                                                   ------------ ------------

HOTELS/RESTAURANTS/LEISURE -- 3.0%
  1,454,693 Genting Bhd                             Malaysia          9,540,485   13,589,489
     14,600 Harrah's Entertainment Inc.             United States     1,106,559    1,207,712
     77,395 Penn National Gaming Inc.(a)            United States     2,920,545    3,221,180
                                                                   ------------ ------------
                                                                     13,567,589   18,018,381
                                                                   ------------ ------------

HOUSEHOLD PRODUCTS -- 2.2%
    102,213 Henkel KGaA                             Germany          10,618,348   13,249,708
                                                                   ------------ ------------

INSURANCE -- 1.9%
      3,073 Berkshire Hathaway Inc., Class B(a)(c)  United States     8,953,277   11,265,618
                                                                   ------------ ------------

INVESTMENT COMPANIES -- 0.7%
  1,924,889 ABG Sundal Collier ASA                  Norway            3,512,253    4,013,530
                                                                   ------------ ------------

MACHINERY -- 2.1%
    194,718 Schindler Holding AG                    Switzerland       9,943,537   12,248,777
                                                                   ------------ ------------

MEDIA -- 0.2%
     33,000 Alliance Atlantis Communication Inc.(a) Canada            1,413,998    1,428,434
                                                                   ------------ ------------

MINING -- 3.2%
    337,005 Anglo American plc                      United Kingdom   12,973,845   16,439,429
    176,574 Gammon Lake Resources Inc.(a)           Canada            2,834,575    2,875,270
                                                                   ------------ ------------
                                                                     15,808,420   19,314,699
                                                                   ------------ ------------

OIL & GAS -- 5.3%
    222,291 Canadian Natural Resources Ltd.         Canada           11,415,367   11,846,498
    462,698 Petrobank Energy and Resources Ltd.(a)  Canada            5,824,421    7,030,534
    162,098 Pogo Producing Co.                      United States     7,976,212    7,852,027
    102,592 Whiting Petroleum Corp.(a)              United States     4,323,376    4,780,787
                                                                   ------------ ------------
                                                                     29,539,376   31,509,846
                                                                   ------------ ------------

                                             See Notes to Financial Statements.

WINTERGREEN FUND, INC.
STATEMENT OF INVESTMENTS
DECEMBER 31, 2006

 INDUSTRY
------------

  SHARES              SECURITY DESCRIPTION              COUNTRY         COST      FAIR VALUE
------------ --------------------------------------- -------------- ------------ ------------

REAL ESTATE -- 8.4%
     540,604 Consolidated-Tomoka Land Co.(b)         United States  $ 32,553,207 $ 39,139,730
   7,023,809 Shun Tak Holdings Ltd.                  Hong Kong         7,907,694   10,745,706
                                                                    ------------ ------------
                                                                      40,460,901   49,885,436
                                                                    ------------ ------------

RETAIL -- 2.2%
      58,333 Swatch Group AG, Class B                Switzerland       9,322,135   12,889,750
                                                                    ------------ ------------

TECHNOLOGY -- 3.4%
   3,599,820 Current Communications Group,
               LLC(a)(d)(e)                          United States    20,100,000   20,099,955
                                                                    ------------ ------------

TOBACCO -- 21.1%
     109,887 Altria Group Inc.                       United States     9,006,457    9,430,502
     196,000 British American Tobacco plc            United Kingdom    4,546,215    5,484,853
     666,691 Imperial Tobacco Group plc              United Kingdom   21,077,066   26,242,023
      11,245 Japan Tobacco Inc.                      Japan            41,548,552   54,332,801
     330,873 Reynolds American Inc.                  United States    17,639,326   21,662,255
     503,685 Vector Group Ltd.                       United States     9,028,388    8,940,409
                                                                    ------------ ------------
                                                                     102,846,004  126,092,843
                                                                    ------------ ------------

Total Common Stock                                                   407,126,586  473,969,915
                                                                    ------------ ------------

INVESTMENT TRUST -- 1.0%

OIL -- 1.0%
     212,983 Canadian Oil Sands Trust                Canada            5,441,193    5,955,561
                                                                    ------------ ------------

 PRINCIPAL
------------

SHORT-TERM INVESTMENTS -- 18.3%

REPURCHASE AGREEMENTS -- 18.3%
$100,000,000 Citigroup, dated 12/28/06, 5.25%, to be United States repurchased on 01/02/07 at
               $100,072,917; collateralized by
               various U.S. Government Agency
               Obligations                                           100,000,000  100,000,000

See Notes to Financial Statements.

WINTERGREEN FUND, INC.
STATEMENT OF INVESTMENTS
DECEMBER 31, 2006

  INDUSTRY
------------

  PRINCIPAL             SECURITY DESCRIPTION              COUNTRY         COST       FAIR VALUE
------------  ---------------------------------------- ------------- ------------   ------------
$  8,800,000  Citigroup, dated 12/29/06, 5.25%, to be  United States repurchased on 01/02/07 at $8,805,133;
                collateralized by various U.S.
                Government Agency Obligations                        $  8,800,000   $  8,800,000
                                                                     ------------   ------------

Total Short-Term Investments                                          108,800,000    108,800,000
                                                                     ------------   ------------

Total Long Positions -- 98.8%                                         521,367,779*   588,725,476
                                                                     ------------   ------------

   SHARES                                                               PROCEEDS
------------                                                         ------------

SECURITIES SOLD SHORT -- (1.0)%

EXCHANGE-TRADED FUNDS -- (1.0)%
(45,114)      iShares MSCI EAFE Index Fund             United States   (2,956,634)    (3,305,052)
(18,600)      SPDR Trust, Series 1                     United States   (2,379,901)    (2,635,992)
                                                                     ------------   ------------
                                                                       (5,336,535)    (5,941,044)
                                                                     ------------   ------------

Total Securities Sold Short -- (1.0)%                                $ (5,336,535)* $ (5,941,044)
                                                                     ------------   ------------

Other Assets and Liabilities, Net -- 2.2%                                             13,368,262
                                                                                    ------------
NET ASSETS -- 100.0%                                                                $596,152,694
                                                                                    ============

----------------------------------------------
(a)Non-income producing security
(b)Affiliated Issuer. See Note 6.
(c)All or a portion of this security is held as collateral for securities sold short
(d)Restricted, illiquid security priced at fair value. See Note 2.
(e)Investment in a LLC that is treated as a partnership.

* Cost for Federal income tax purposes is $516,567,900 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $69,588,042
            Gross Unrealized Depreciation               (3,371,510)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $66,216,532
                                                       ===========

SELECTED ABBREVIATIONS
ADR  American Depository Receipt
EAFE Europe, Australasia, Far East
MSCI Morgan Stanley Capital International, Inc.
plc  Public Limited Company
SPDR Standard & Poor's Depository Receipts

                                             See Notes to Financial Statements.

WINTERGREEN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
     Investment in securities, at fair value:
        Unaffiliated issuers (Cost $380,014,572)                                  $440,785,746
        Affiliated issuers (Cost $32,553,207)                                       39,139,730
        Repurchase agreements (Cost $108,800,000)                                  108,800,000
                                                                                  ------------
     Investments, at fair value (Cost $521,367,779)                                            $588,725,476
     Deposits with custodian for securities sold short                                            5,974,754
     Cash                                                                                           140,401
     Cash denominated in foreign currencies (Cost $3,556)                                             3,541
     Receivables:
        Investment securities sold                                                                1,283,316
        Fund shares sold                                                                          6,689,526
        Interest and dividends                                                                      631,677
     Prepaid expenses                                                                                43,261
                                                                                               ------------
Total Assets                                                                                    603,491,952
                                                                                               ------------
LIABILITIES
     Securities sold short, at value (Proceeds $5,336,535)                                        5,941,044
     Payables:
        Distributions                                                                                59,593
        Fund shares redeemed                                                                        250,238
        Investment securities purchased                                                              22,024
        Other                                                                                        14,743
     Accrued Liabilities:
        Investment adviser fees                                                                     697,428
        Distribution fees                                                                           123,296
        Directors' fees and expenses                                                                 11,507
        Compliance services fees                                                                      8,135
        Other expenses                                                                              211,250
                                                                                               ------------
Total Liabilities                                                                                 7,339,258
                                                                                               ------------
NET ASSETS                                                                                     $596,152,694
                                                                                               ============
COMPONENTS OF NET ASSETS
     Paid-in capital                                                                           $529,862,084
     Accumulated undistributed (distributions in excess of) net investment
       income                                                                                       (68,402)
     Net realized gain (loss) on investments and foreign currency transactions                     (396,563)
     Unrealized appreciation (depreciation) of investments, securities sold
       short, and foreign currency translations                                                  66,755,575
                                                                                               ------------
NET ASSETS                                                                                     $596,152,694
                                                                                               ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
Based on net assets of $596,152,694 and 48,812,776 shares outstanding
  (1,000,000,000 shares authorized)                                                            $      12.21
                                                                                               ============

See Notes to Financial Statements.

WINTERGREEN FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
     Dividend income (Net of foreign withholding taxes of $240,480)    $ 4,854,529
     Dividend income from affiliated issuer                                137,511
     Interest income                                                     5,128,454
                                                                       -----------
Total Investment Income                                                 10,120,494
                                                                       -----------
EXPENSES
     Investment adviser fee                                              5,219,320
     Distribution fees                                                     430,261
     Administrator fees                                                    269,921
     Directors' fees and expenses                                          166,270
     Amortization of offering costs                                        150,277
     Professional fees                                                     118,904
     Transfer agency fees                                                  117,860
     Dividend expenses on securities sold short                             94,699
     Registration fees                                                      82,304
     Accounting fees                                                        82,034
     Compliance services fees                                               72,502
     Custodian fees                                                         58,994
     Shareholder report expense                                             38,620
     Miscellaneous expenses                                                 63,549
                                                                       -----------
Total Expenses                                                           6,965,515
     Fees waived                                                          (210,229)
                                                                       -----------
Net Expenses                                                             6,755,286
                                                                       -----------
NET INVESTMENT INCOME (LOSS)                                             3,365,208
                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
Realized Gain (Loss) on:
     Investments                                                          (405,857)
     Foreign currency transactions                                        (616,081)
                                                                       -----------
Net Realized Gain (Loss)                                                (1,021,938)
                                                                       -----------
Change in Unrealized Appreciation (Depreciation) on:
     Investments                                                        66,012,533
     Foreign currency translations                                           2,387
                                                                       -----------
Net Change in Unrealized Appreciation (Depreciation)                    66,014,920
                                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS                                                          64,992,982
                                                                       -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $68,358,190
                                                                       ===========

                                             See Notes to Financial Statements.

WINTERGREEN FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                October 17, 2005(a)
                                                             For the Year Ended       through
                                                             December 31, 2006   December 31, 2005
                                                             ------------------ -------------------
OPERATIONS
   Net investment income (loss)                                 $  3,365,208        $    55,044
   Net realized gain (loss)                                       (1,021,938)            (1,061)
   Net change in unrealized appreciation (depreciation)           66,014,920            740,655
                                                                ------------        -----------
Increase (Decrease) in Net Assets Resulting from Operations       68,358,190            794,638
                                                                ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                          (2,805,268)           (57,374)
                                                                ------------        -----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                  505,244,604         53,852,420
   Proceeds from reinvestment of distributions                     2,688,922             55,570
   Cost of redemption of shares                                  (32,069,016)           (41,360)
   Redemption fees                                                    31,368                 --
                                                                ------------        -----------
Increase (Decrease) from Capital Share Transactions              475,895,878         53,866,630
                                                                ------------        -----------
Increase (Decrease) in Net Assets                                541,448,800         54,603,894
NET ASSETS
   Beginning of Period                                            54,703,894            100,000
                                                                ------------        -----------
   End of Period (includes distributions in excess of net
     investment income of $68,402 and $2,967, respectively)     $596,152,694        $54,703,894
                                                                ============        ===========
SHARE TRANSACTIONS
   Sale of shares                                                 46,172,312          5,334,163
   Reinvestment of distributions                                     236,772              5,432
   Redemption of shares                                           (2,941,860)            (4,043)
                                                                ------------        -----------
Increase (Decrease) in Shares                                     43,467,224          5,335,552
                                                                ============        ===========

----------------------------------------------
(a)Commencement of operations.

See Notes to Financial Statements.

WINTERGREEN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 1. ORGANIZATION

Wintergreen Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund was organized as a Maryland corporation on May 5, 2005 and commenced operations on October 17, 2005. The Fund is authorized to issue 1 billion shares of beneficial interests with $0.001 per share par value. The Fund seeks capital appreciation, and may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of the United States.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America for U.S. mutual funds, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent asset and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION--Securities traded or dealt in one or more securities exchange (whether domestic or foreign) and not subject to restrictions against resale shall be valued (i) at the last quoted sales price or, in the absence of a sale, (ii) at the mean of the last bid and asked price from the primary market in which the security trades. Money market instruments that mature in sixty days or less may be valued at amortized cost.

Securities are valued at fair value, in accordance with procedures adopted by the Fund's Board of Directors (the "Board") when 1) market quotations are insufficient or not readily available; 2) the values available are determined to be unreliable; 3) securities are determined to be illiquid; or 4) the values have been affected by events occurring before the Fund's pricing time (generally 4:00 p.m. Eastern time) but after the close of the securities' primary markets.

As of December 31, 2006, Current Communications Group, LLC is a restricted, illiquid security priced at fair value as determined by the Board's Valuation Committee pursuant to the Board's valuation procedures. This security has an acquisition date of December 28, 2006. At December 31, 2006, the fair value of this security amounts to $20,099,955, which represents 3.4% of net assets and has a current cost of $20,100,000.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN LOSS -- Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on the accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCIES -- Foreign currency amounts are translated into U.S. dollars based on the mean of the current bid and asked price by major banking institutions and currency dealers. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices are not isolated. Such fluctuations are included with net realized and unrealized gain or

WINTERGREEN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

loss on investments. As part of the Fund's fair value procedures, exchange rates may be adjusted if they change significantly before the Fund's pricing time but after the time at which the rates are typically determined.

FOREIGN FORWARD CONTRACTS -- The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the investment adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund. Realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

RESTRICTED SECURITIES -- The Fund may invest in restricted debt and equity securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. To the extent the Fund purchases securities which are restricted as to resale, the Fund may incur additional risks and costs. Restricted securities may be particularly difficult to value, their disposition may require greater effort and expense than more liquid securities, and the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities.

On December 28, 2006, the Fund contributed $20,100,000 for a limited liability member interest in Current Communications Group, LLC and entered into a Registration Rights Agreement with respect to shares of common stock into which their interests may be converted. These registration rights include (1) two demand registrations commencing after the earlier of (A) the fifth anniversary of the date of the Registration Rights Agreement and (B) the first anniversary of the consummation of an initial public offering ("IPO") of Current Communications Group, LLC common stock, (2) three Form S-3 registration demands commencing after the first anniversary of the consummation of an IPO and
(3) unlimited "piggyback" registrations commencing following the consummation of an IPO. No quoted market price exists for the Fund's interest in Current Communications Group, LLC. The Fund's interest has been valued in accordance with procedures adopted by the Fund's Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

SECURITIES SOLD SHORT -- The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a

WINTERGREEN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement. The price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with the custodian, holding cash and long securities, to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with custodian for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Statement of Investments. Dividends paid on securities sold short are recorded as an expense on the Fund's records.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders of net investment income are intended to be made twice each year and net capital gains, if any, are declared and paid at least annually. The amount of distribution will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. The Fund records dividends and distributions on its books on the ex-dividend date.

FEDERAL TAXES -- The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. Income and gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, no Federal income or excise tax provision is required.

REPURCHASE AGREEMENTS -- The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying collateral, whose market value exceeds or equals the repurchase price plus expected transaction costs. In the case of a tri-party agreement, the collateral is held by an agent bank. The Fund's Adviser (as defined in Note 3) is responsible for determining the value of the underlying collateral. In the event of default, the Fund may have difficulties with the disposition of any such securities held as collateral.

CONTRACTUAL OBLIGATIONS -- The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

REDEMPTION FEE -- The Fund may charge a redemption fee of 2.00% of the net asset value of shares redeemed if the shares are owned less than 60 days. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of

WINTERGREEN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as paid-in capital.

NOTE 3. ADVISORY FEES, SERVICING FEES, AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER -- Wintergreen Advisers, LLC. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES -- Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting, and transfer agency services to the Fund.

DISTRIBUTION -- Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup, or its affiliated companies. The certifying officer of the Fund is also a principal of the Distributor. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, ("Distribution Plan"), the Fund reimburses the Distributor for distribution expenses incurred by the Distributor on behalf of the Fund of up to 0.25% of the average daily net assets. The Distributor may pay some or all of these fees to various financial institutions, including the Adviser, that provide distribution or shareholder services. For the year ended December 31, 2006, the Distributor was reimbursed $430,261 for distribution fees.

Under a Compliance Services Agreement with the Fund, the Distributor provides a Chief Compliance Officer, Anti-Money Laundering Compliance Officer, President, and Treasurer to the Fund, as well as certain additional compliance support functions. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

FUND OFFICERS - Certain officers of the Fund are directors, officers, or employees of the Adviser, Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES

The Adviser has voluntarily agreed to waive fees so that total annual operating expenses do not exceed 1.95% of average daily net assets. This voluntary waiver may be reduced or eliminated at any time. It is not the intention of the Adviser to reduce or eliminate the voluntary waiver of fees. For the year ended December 31, 2006, the Investment Adviser waived fees totaling $210,229. The Adviser does not intend to seek reimbursement for these waived fees.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments and U.S. government obligations were $414,560,418 and $33,126,865, respectively, for the year ended December 31, 2006. The cost of purchases and the proceeds from sales of U.S. government obligations were $268,756,449 and $287,300,000, respectively for the year ended December 31, 2006.

WINTERGREEN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


NOTE 6. AFFILIATED ISSUERS

Under section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as affiliated if a Fund owns 5 percent or more of its voting stock.

Investments in affiliated companies for the Fund as of December 31, 2006, were as shown below:

                  Number
                of shares                           Number
                held as of                         of shares                          Realized
                beginning     Gross      Gross      held at   Value at end Investment  capital
Name of issuer   of year    additions  reductions end of year   of year      income   gain/loss
--------------- ---------- ----------- ---------- ----------- ------------ ---------- ---------
Consolidated --
Tomoka Land Co.     0      $32,553,207     $0       540,604   $39,139,730   $137,511     $0

NOTE 7. FEDERAL TAX INFORMATION

As of December 31, 2006, distributable earnings on a tax basis were as follows:

              Unrealized   Undistributed  Capital and
             Appreciation Ordinary Income Other Losses    Total
             ------------ --------------- ------------ -----------
             $66,218,919     $482,123      $(410,432)  $66,290,610

The capital loss carryovers available to offset future capital gains, as of December 31, 2006, was $396,563 expiring December 2014.

For tax purposes, the current year post-October currency loss was $13,869. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

The tax character of distributions paid during 2006 and 2005 were as follows:

                                          2006     2005
                                       ---------- -------
                       Ordinary Income $2,805,268 $57,374

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2006. The following reclassification was primarily due to the result of currency gain/loss amounts and has no impact on the net assets of the Fund.

                  Accumulated Net Investment Income $(625,375)
                  Undistributed Net Realized Gain     625,375

NOTE 8. OTHER INFORMATION

On December 31, 2006, two shareholders held approximately 49% of the outstanding shares of the Fund. These accounts are omnibus accounts held on behalf of several thousand underlying shareholders.

WINTERGREEN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


NOTE 9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (the "Interpretation"), which is effective for fiscal years beginning after December 15, 2006 and is required to be implemented by calendar year funds no later than June 29, 2007. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the Fund, and has not at this time determined the impact, if any, resulting from the adoption of the Interpretation on the Fund's financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures, and has not at this time determined the impact, if any, resulting from the adoption of SFAS 157 on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Wintergreen Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Wintergreen Fund, Inc. (the "Fund"), including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from October 17, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from October 17, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
February 16, 2007

WINTERGREEN FUND, INC.
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473) and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473), on the Fund's website www.wintergreenfund.com, and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES -- The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES -- The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in

WINTERGREEN FUND, INC.
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006

comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                              Beginning        Ending        Expenses
                            Account Value   Account Value   Paid During
                            July 1, 2006  December 31, 2006   Period*
                            ------------- ----------------- -----------
        Actual Return         $1,000.00       $1,049.14       $10.56
        Hypothetical Return   $1,000.00       $1,015.38       $ 9.91
----------------------------------------------
* As expressed below, expenses are equal to the Fund's annualized expense ratio 1.95%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period.

                                                        Number of Days in Most
            Fund's Annualized      Average Account      Recent Fiscal Half Year
 Expenses =   Expense Ratio   X Value Over the Period X -----------------------
                                                                  365

WINTERGREEN FUND, INC.
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006


FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - All the income and any short-term capital gain dividends paid by the Fund were ordinary income for federal income tax purposes. The Fund designates 67.06% of its ordinary income distributed as qualifying for the corporate dividends-received deduction, 45.57% for the qualifying interest income exempt from U.S. tax for foreign shareholders and 100.00% for the qualified dividend rate as defined in Section 1(h)(1) of the Internal Revenue Code.

The Fund intends to elect to pass through to its shareholders credit for taxes paid in foreign countries during its tax year ended December 31, 2006. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding December 31, 2006) is as follows:

                      Country        Dividends Foreign Tax
                      -------------- --------- -----------
                      Canada          0.00278    0.00049
                      Denmark         0.00042    0.00007
                      Germany         0.00195    0.00034
                      Hong Kong       0.01346    0.00000
                      Japan           0.00388    0.00029
                      Liechtenstein   0.00083    0.00003
                      Malaysia        0.00196    0.00000
                      Mexico          0.00012    0.00000
                      Norway          0.00000    0.00000
                      Sweden          0.00021    0.00004
                      Switzerland     0.00352    0.00062
                      United Kingdom  0.02780    0.00000
                      United States   0.14279    0.00000
                                      -------    -------
                      Total:          0.19972    0.00188
                                      =======    =======

WINTERGREEN FUND, INC.
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006


DIRECTORS AND OFFICERS OF THE FUND

The Board is responsible for managing the Fund's business affairs and exercising all the Fund's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. Mr. Keffer is considered an Interested Board Member due to his affiliation with the Distributor within the past two years. Each Director and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The Fund's Statement of Additional Information includes additional information about the Directors and is available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473).

                                   LENGTH
 NAME, YEAR BORN AND               OF TIME        PRINCIPAL OCCUPATION(S)              OTHER
       ADDRESS         POSITION    SERVED           DURING PAST 5 YEARS         DIRECTORSHIPS SERVED
----------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Edward Prendeville    Director    Since 2005 President, Train Collectors        None
Year Born: 1951                              Warehouse, Inc. since prior to
333 Route 46 West,                           1999.
Suite 204
Mountain Lakes,
NJ 07046
----------------------------------------------------------------------------------------------------
David Londoner        Director(a) Since 2005 Retired. Managing Director/Head of Meredith Corp.; EMI
Year Born: 1937                              Media-Entertainment Research,      Group, plc
333 Route 46 West,                           ABN Amro, Inc. 2000 - 2001;
Suite 204                                    Managing Director/Head of Media-
Mountain Lakes,                              Entertainment Research, Schroder
NJ 07046                                     & Co., Inc. 1986 - 2000.
----------------------------------------------------------------------------------------------------
Nathan Adler          Director    Since 2005 Retired. Consultant, Ernst & Young None
Year Born: 1938                              2000-2003; Partner, Ernst & Young
333 Route 46 West,                           1972-2000.
Suite 204
Mountain Lakes,
NJ 07046
----------------------------------------------------------------------------------------------------
Bradden Backer        Director    Since 2005 Of Counsel, Friebert, Finerty &    None
Year Born: 1957                              John, S.C (law firm). since 2004;
333 Route 46 West,                           Shareholder, Godfrey & Kahn, S.C
Suite 204                                    (law firm). since prior to 1999.
Mountain Lakes,
NJ 07046
----------------------------------------------------------------------------------------------------
John Wakely           Director    Since 2005 Owner of L&B Advisors (Luxury      None
Year Born: 1957                              goods and beverage sector
333 Route 46 West,                           consultants) since 2003; Managing
Suite 204                                    Director of Equity Research,
Mountain Lakes,                              Lehman Brothers, London 1989-
NJ 07046                                     2003.
----------------------------------------------------------------------------------------------------

----------------------------------------------
(a)Resigned as Director effective February 15, 2007.

WINTERGREEN FUND, INC.
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006

                                       LENGTH
   NAME, YEAR BORN                     OF TIME          PRINCIPAL OCCUPATION(S)               OTHER
     AND ADDRESS          POSITION     SERVED             DURING PAST 5 YEARS          DIRECTORSHIPS SERVED
-----------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
John Y. Keffer         Director       Since 2005 President, Forum Foundation (a         Forum Funds
Year Born: 1942                                  charitable organization) since 2005;   (registered
333 Route 46 West,                               President, Forum Trust (a non-         investment
Suite 204                                        depository trust company) since        company); Monarch
Mountain Lakes,                                  1997; President, Citigroup Fund        Funds (registered
NJ 07046                                         Services, LLC ("Citigroup") 2003-      investment
                                                 2005; President, Forum Financial       company)
                                                 Group, LLC ("Forum") (a fund
                                                 services company acquired by
                                                 Citibank, N.A. in 2003).
-----------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier       President/     Since 2005 Managing Partner, Foreside             None
Year Born: 1961        Treasurer                 Financial Group, since April 2005;
Two Portland Square                              President, Foreside Services, Inc. (a
Portland, ME 04101                               staffing services firm) since January
                                                 2007; Chief Operating Officer and
                                                 Managing Director, Global Fund
                                                 Services, Citigroup 2003-2005;
                                                 Managing Director, Global
                                                 Securities Services for Investors,
                                                 Citibank, N.A. 1999-2003.
-----------------------------------------------------------------------------------------------------------
David J. Winters       Executive Vice Since 2005 Managing Member, Wintergreen           None
Year Born: 1962        President                 Advisers, LLC; President and Chief
333 Route 46 West,                               Investment Officer, Franklin Mutual
Suite 204                                        Advisers, LLC 2001-2005; Director
Mountain Lakes,                                  of Research, Franklin Mutual
NJ 07046                                         Advisers, LLC in 2000. Member of
                                                 Management Team, Franklin
                                                 Mutual Advisers, LLC 1987-2005.
-----------------------------------------------------------------------------------------------------------
Elizabeth N. Cohernour Executive Vice Since 2005 Chief Operating Officer of             None
Year Born: 1950        President/                Wintergreen Advisers, LLC;
333 Route 46 West,     Secretary                 President of ENC Consulting, Inc.
Suite 204                                        since 2002; General Counsel and
Mountain Lakes,                                  Executive Vice President, Strong
NJ 07046                                         Financial Corp. 2000-2001; General
                                                 Counsel and Senior Vice President,
                                                 Franklin Mutual Advisers, LLC
                                                 1988-2001.
-----------------------------------------------------------------------------------------------------------

WINTERGREEN FUND, INC.
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006

                                      LENGTH
  NAME, YEAR BORN                     OF TIME          PRINCIPAL OCCUPATION(S)              OTHER
    AND ADDRESS        POSITION       SERVED             DURING PAST 5 YEARS         DIRECTORSHIPS SERVED
---------------------------------------------------------------------------------------------------------
Steven Graff        Vice President  Since 2005   Business Operations and                     None
Year Born: 1973                                  Technology, Wintergreen Advisers,
333 Route 46 West,                               LLC. Production Services Manager,
Suite 204                                        Franklin Mutual Advisers, LLC
Mountain Lakes,                                  2003-2005, Information
NJ 07046                                         Technology, Franklin Mutual
                                                 Advisers, LLC 1996-2003.
---------------------------------------------------------------------------------------------------------
David E. Greenberg  Vice President  Since 2006   Head Trader, Wintergreen                    None
Year Born: 1963                                  Advisers, LLC. Senior Trader,
333 Route 46 West,                               Franklin Mutual Advisers, LLC
Suite 204                                        1997-2005.
Mountain Lakes,
NJ 07046
---------------------------------------------------------------------------------------------------------
Anthony DiGioia     Vice President  Since 2006   Portfolio Operations, Wintergreen           None
Year Born: 1974                                  Advisers, LLC. Manager of
333 Route 46 West,                               Investment Operations, Franklin
Suite 204                                        Templeton Investments, 2004-
Mountain Lakes,                                  2005. Assistant Vice President-
NJ 07046                                         Mutual Funds Custody
                                                 Administration, Bank of New York
                                                 1998-2004.
---------------------------------------------------------------------------------------------------------
Jean Seidel         Vice President/ Since 2005   Relationship Manager, Citigroup             None
Year Born: 1969     Assistant                    since 2005; Vice President, State
Two Portland Square Secretary                    Street Corp. 2003-2005; Director of
Portland, ME 04101                               Implementation, Worldinsure 2000-
                                                 2002.
---------------------------------------------------------------------------------------------------------
David M. Whitaker   Vice President  Since 2005   Product Manager, Citigroup since            None
Year Born: 1971                                  2004; Assistant Counsel, PFPC,
Two Portland Square                              Inc. (a fund services company)
Portland, ME 04101                               2000-2004.
---------------------------------------------------------------------------------------------------------
Leslie K. Klenk     Chief           December     Director, Foreside Compliance               None
Year Born 1964      Compliance      2006-present Services, LLC (mutual fund
Two Portland Square Officer                      compliance services provider) since
Portland, ME 04101                               November 2006; Chief Compliance
                                                 Officer, Ironwood Series Trust
                                                 (mutual fund) since November
                                                 2006; Chief Compliance Officer,
                                                 Sound Shore Fund, Inc. (mutual
                                                 fund) since November 2006; Senior
                                                 Vice President and Counsel,
                                                 Citigroup Fund Services, LLC
                                                 (mutual fund services provider)
                                                 (April 1998 through October 2006).
---------------------------------------------------------------------------------------------------------

                            WINTERGREEN FUND, INC.

                             FOR MORE INFORMATION

                              INVESTMENT ADVISER
                           Wintergreen Advisers, LLC
                         333 Route 46 West, Suite 204
                       Mountain Lakes, New Jersey 07046

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                        Two Portland Square, 1st Floor
                             Portland, Maine 04101
                               www.foresides.com

                            WINTERGREEN FUND, INC.
                                 P.O. Box 446
                              Two Portland Square
                             Portland, Maine 04112
                                (888) GOTOGREEN
                                (888-468-6473)
                            www.wintergreenfund.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2006, Wintergreen Fund, Inc. (the "Registrant") has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Principal Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

At a regular meeting of the Board of Trustees held on September 12, 2005, the Board unanimously approved a resolution appointing Nathan Adler and David Londoner as an "Audit Committee financial expert" and that each of them is "independent" for purposes of this item. Effective February 15, 2007, David Londoner resigned as Director.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees - The aggregate fees billed (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,100 in 2005 and $31,600 in 2006.

     (b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

     (c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning ("Tax Services") were $8,500 in 2005 and $5,000 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

     (d) Other Fees - There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

     (e) (1) Pursuant to the Registrant's Audit Committee Charter (the "Charter"), before an auditor is engaged by the Registrant to render audit services, the Audit Committee (the "Committee") must review and approve the engagement. In addition, the Registrant's Audit Committee must review and approve in advance any proposal that the Registrant employ its auditor to render "permissible non-audit services" (as defined in the Charter consistent with Rule 2-01(c)(4) of Regulation S-X). The Committee shall consider all relevant facts and circumstances when considering the appointment of the auditor, and its independence. The Committee shall specifically consider: (i) the fees paid to the auditors by the Registrant's various investment advisers and their affiliates for audit and non-audit services and (ii) whether the Registrant's President or Treasurer and/or the Registrant's Principal Executive Officer or Principal Financial Officer was employed by the auditors and participated in any capacity in the audit of the Registrant within one year of the audit under engagement. The Committee shall disclose all audit and non-audit services to the Registrant's administrator to help ensure disclosure of those services in the Registrant's regulatory filings.

     (e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable as less than 50%.

     (g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were and $8,500 in 2005 and $5,000 in 2006. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

     (h) The Registrant's Audit Committee has considered whether the provision of any non-audit services rendered to the investment adviser, to the extent applicable, that were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. Any services provided by the principal accountant to the Registrant or to the investment adviser requiring pre-approval were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

     (a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Wintergreen Fund, Inc.
           ______________________

By   /s/ Simon D. Collier
     --------------------------------
     Simon D. Collier, President &
     Principal Executive Officer

Date March 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Simon D. Collier
     --------------------------------
     Simon D. Collier, President &
     Principal Executive Officer

Date March 7, 2007

By   /s/ Simon D. Collier
     --------------------------------
     Simon D. Collier, Treasurer &
     Principal Financial Officer

Date March 7, 2007